UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 1, 2010
Cerner Corporation

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-15386	43-1196944

(Commission File Number)	(IRS Employer Identification No.)

2800 Rockcreek Parkway, North Kansas City, Missouri	64117

(Address of Principal Executive Offices)	(Zip Code)
(816) 221-1024

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On June 1, 2010, Cerner Corporation (the “Company”) granted Performance-Based Restricted Stock (“Restricted Stock”) to four of its Section 16 officers (the “Officers”), pursuant to the Company’s Section 162(m) Amended and Restated Performance-Based Compensation Plan (the “162(m) Plan”) and its Long-Term Incentive Plan F. The Restricted Stock grants and the related Performance-Based Restricted Stock Agreements issued to each of these four Officers implement the number of shares of performance-based restricted stock, the performance metrics, the subjective criteria for reduction of the vesting of the Restricted Stock and vesting dates as approved by the Section 16 Insider Equity and Incentive Compensation Subcommittee of the Compensation Committee of the Board of Directors (the “Subcommittee”).
The 162(m) Plan is an equity and cash incentive-based compensation plan, designed to provide meaningful incentives to our key associates and executive officers and to motivate them to assist the Company in achieving ambitious, attainable short-term and long-term goals during designated incentive periods. Under the executive feature of the Plan, for which the Company’s Section 16 officers are eligible, the Subcommittee establishes performance metrics prior to or at the beginning of the incentive period and for which measurement of the achievement of such targets can be, and are, determined under pre-established objective formulas.
Long-Term Incentive Plan F is one of the Company’s shareholder-approved equity grant plans which allows for the granting of stock options, SARs, restricted stock awards, phantom stock, performance unit awards and performance share awards to designated eligible participants. The purpose of Plan F is to promote the success and enhance the value of the Company by linking the personal interests of eligible participants to those of the Company’s shareholders and by providing such eligible participants with an incentive for outstanding performance. Plan F is further intended to provide flexibility to the Company in its ability to attract, motivate and retain the services of eligible participants upon whose judgment, interest and special efforts the Company is largely dependent for the successful conduct of its operations.
Performance-Based Restricted Stock Agreements were issued to each of the four Officers, pursuant to the 162(m) Plan and the Long-Term Incentive Plan F.

The material terms of the Restricted Stock grants for each of the four Officers included the following detail:

Total # of
	Date of	Grant Date	Restricted	Vesting Dates (and related Performance-Based
Name	Grant	Value/Share(1)	Shares	Metrics)
Earl H. Devanny, III President	June 1, 2010	$81.90	25,000	•	4,000 shares on June 1, 2011 (2010 (Q3 to Q4) adjusted GAAP earnings growth of 7% over same period in 2009) (2)
				•	4,000 shares on June 1, 2012 (2011 adjusted GAAP earnings growth of 14% over 2009) (2)
				•	4,000 shares on June 1, 2013 (2012 adjusted GAAP earnings growth of 20% over 2009) (2)
				•	13,000 shares on June 1, 2013 (2012 adjusted GAAP earnings growth of 20% over 2009)(2)

Michael R. Nill Executive Vice President	June 1, 2010	$81.90	25,000	•	2,500 shares on June 1, 2011 (2010 (Q3 to Q4) adjusted GAAP earnings growth of 7% over same period in 2009) (3)
				•	3,000 shares on June 1, 2012 (2011 adjusted GAAP earnings growth of 14% over 2009) (3)
				•	4,500 shares on June 1, 2013 (2012 adjusted GAAP earnings growth of 20% over 2009) (3)
				•	15,000 shares on June 1, 2013 (2012 adjusted GAAP earnings growth of 20% over 2009)

Jeffrey A. Townsend Executive Vice President	June 1, 2010	$81.90	25,000	•	2,500 shares on June 1, 2011 (2010 (Q3 to Q4) adjusted GAAP earnings growth of 7% over same period in 2009) (4)
				•	3,000 shares on June 1, 2012 (2011 adjusted GAAP earnings growth of 14% over 2009) (4)
				•	4,500 shares on June 1, 2013 (2012 adjusted GAAP earnings growth of 20% over 2009) (4)
				•	15,000 shares on June 1, 2013 (2012 adjusted GAAP earnings growth of 20% over 2009)

Michael G. Valentine Executive Vice President	June 1, 2010	$81.90	25,000	•	2,500 shares on June 1, 2011 (2010 (Q3 to Q4) adjusted GAAP earnings growth of 7% over same period in 2009) (5)
				•	3,000 shares on June 1, 2012 (2011 adjusted GAAP earnings growth of 14% over 2009) (5)
				•	4,500 shares on June 1, 2013 (2012 adjusted GAAP earnings growth of 20% over 2009) (5)
				•	15,000 shares on June 1, 2013 (2012 adjusted GAAP earnings growth of 20% over 2009)

(1)	Closing price of the Company’s common stock on The NASDAQ Stock Market on June 1, 2010.

(2)	Total shares vesting may be subjectively adjusted downward pursuant to criteria, including without limitation: individual performance factor, global earnings growth, global revenue growth, global bookings growth and executive’s primary office location.

(3)	Total shares vesting may be subjectively adjusted downward pursuant to criteria, including without limitation: individual performance factor, ITWorks earnings growth and CernerWorks earnings growth.

(4)	Total shares vesting may be subjectively adjusted downward pursuant to criteria, including without limitation: individual performance factor and CERN revenue growth.

(5)	Total shares vesting may be subjectively adjusted downward pursuant to criteria, including without limitation: individual performance factor, U.S. earnings growth, U.S. revenue growth and U.S. bookings growth.

The material terms of the Cerner Corporation 2001 Long-Term Incentive Plan F Performance-Based Restricted Stock Agreement for each of the four Officers include: i) rights as a shareholder of the Company’s restricted stock, including voting rights and the right to dividends and other distributions, if any; ii) vesting and forfeiture provisions; iii) non-transferability of shares and iv) and provisions permitting the grantee to withhold vested shares to offset taxes owed upon vesting.
The above description is qualified in its entirety by reference to the Form of Cerner Corporation 2001 Long-Term Incentive Plan F Performance-Based Restricted Stock Agreement, which is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
c) Exhibits
99.1	Form of the Cerner Corporation 2001 Long-Term Incentive Plan F Performance-Based Restricted Stock Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CERNER CORPORATION
Date: June 4, 2010	By:	/s/ Marc G. Naughton
Marc G. Naughton,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Form of the Cerner Corporation 2001 Long-Term Incentive Plan F Performance-Based Restricted Stock Agreement